UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549


                          FORM 8-K

                       CURRENT REPORT



Pursuant  to  Section 13 or 15(d) of the Securities Exchange Act of 1934

Date  of  Report (Date of earliest event reported)   November 10, 1995

     National Capital Management Corporation
(Exact name of registrant as specified in its charter)

     Delaware                   0-16819         94-3054267
(State or other jurisdiction  (Commission     (I.R.S. Employer
  of  incorporation)            File Number)   Identification No.)

50 California Street, San Francisco,   CA            94111
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (415)  989-2661

(Former name or former address, if changed from last report.)

                          FORM 8-K


Item 4.     Changes in Registrant's Certifying Accountant

Regulation S-K Item 304
(a)(1):
       (i)   Registrant's principal accountant,  Ernst  &
             Young, resigned on November 10, 1995.
       (ii)  Ernst   &  Young  has  not  issued  a  report   on
             Registrant's financial statements during the past two years that contained an adverse opinion, disclaimer of opinion, modification or qualification.
       (iii) N/A.
       (iv)  None.
        (v)  (A) Ernst & Young issued a letter  to  the
                 Registrant with respect to its audit of the Registrant's financial statements for the year
                 ended   December   31,   1994   which   contained
                 reportable  conditions  regarding  two   of   the
                 Registrant's   subsidiaries,   National   Capital
                 Benefits   Corporation   ("NCBC")   and    Jensen
                 Corporation ("Jensen"). The Registrant believes it has implemented measures that will prevent the recurrence of such conditions at NCBC and that prevented such conditions at Jensen until it was sold on November 10, 1995.
            (B)  None.
            (C)  See (A) above.
            (D)  None.

Item 7.  Financial Statements and Exhibits

The following documents is filed as part of this report:

(c)   Exhibits:
          (16)  Accountant's letter will be filed
                with amended Form 8-K.

          (99)  Accountant's  letter  of  reportable
                conditions dated March 24, 1995.


                          Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NATIONAL CAPITAL
                           MANAGEMENT CORPORATION


Date:  November 16, 1995        By:/s/ Leslie A. Filler
                                    Leslie A. Filler
                                    Principal Financial Officer and
                                    Principal Accounting Officer